PROSPECTUS

November 9, 2015

Preserver Alternative Opportunities Fund

Institutional Shares – PAOIX

Retail Shares – PAORX

PreserverPartners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, Tennessee 38125

(844) 838-2119

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

PAGE	SECTION

1	Summary Section

1	Investment Objective

1	Fees and Expenses of the Fund

2	Principal Investment Strategies

5	Principal Investment Risks

11	Performance

11	Portfolio Management

12	Purchase and Sale of Fund Shares

12	Tax Information

12	Payments to Brokers-Dealers and Other Financial Intermediaries

13	Additional Information regarding Principal Investment Strategies

13	Overview of Fund

15	Description of Principal Investments

17	Investment Process

17	Temporary Defensive Position

17	Portfolio Holdings Information

18	Additional Information regarding Principal Investment Risks

26	Account Information

26	How to Buy Shares

29	How to Redeem Shares

33	Purchasing and Selling through Financial Intermediaries

34	Determination of Net Asset Value

35	Dividends, Distributions, and Taxes

35	Dividends and Distributions

35	Taxes

39	Additional Information about Management of the Fund

39	The Adviser and Sub-Advisers

40	Portfolio Manager

40	Financial Highlights

41	For More Information

SUMMARY SECTION

Investment Objective

The investment objective of the Preserver Alternative Opportunities Fund (the “Fund”) is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Shares	Retail Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service Fee (12b-1) Fees	None	0.25%
Other Expenses(1)	1.16%	1.16%
Acquired Fund Fees and Expenses	0.43%	0.43%
Total Annual Operating Expenses(1)	2.34%	2.59%
Expense Reduction/Reimbursement(2)	(0.16%)	(0.16%)

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.18%	2.43%

(1)	Other Expenses and Total Annual Operating Expenses are based on estimated amounts for the current fiscal year.
(2)	The Fund’s adviser (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 29, 2017. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser will recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, if such recoupment can be achieved within the foregoing expense limits. This expense cap agreement may be terminated by the Board of Trustees (the “Board”) at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is based, first the first year, on Total

Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$221	$699

Retail Shares	$246	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. Since the Fund has yet to commence operations, no portfolio turnover information is available for its most recently completed fiscal year.

Principal Investment Strategies

The Fund pursues its investment objective by principally investing in equity and fixed income securities pursuant to a variety of alternative investment strategies employed by Preserver Partners, LLC (the “Adviser”) and other investment managers selected by the Adviser (each a “Sub-Adviser”). In addition to the employment of alternative investment strategies, the Adviser and the Sub-Advisers may employ a long-only strategy involving the purchase of equity and fixed income securities that the Adviser or a Sub-Adviser believes are undervalued based on traditional fundamental analysis. At no time, however, will the long-only strategy be the only strategy employed to manage the Fund’s assets.

Permissible Investments.

Equity Securities. The equity securities in which the Fund primarily invests are common and preferred stock of U.S. issuers, similar securities issued by foreign issuers, American Depositary Receipts or “ADRs” relating to foreign issuers as well as the exchange-traded (including NASDAQ traded) common securities of master limited partnerships (each an “MLP”), business development companies (each a “BDC”) and real estate investment trusts (each a “REIT”) (collectively, “Equity Securities”). The Fund may invest in the Equity Securities of companies of all sizes. While the percentage of the Fund’s total assets invested in Equity Securities is expected to fluctuate, generally, such investments will not exceed 40% of total assets.

Fixed Income Securities. The fixed income securities in which the Fund primarily invests are mortgage-backed securities (collateralized mortgage obligations, commercial mortgage-backed securities, residential mortgaged-backed securities), corporate debt obligations, and asset-backed securities (collateralized loan obligations (each a “CLO”)) and loan participations) issued by U.S. issuers as well as U.S. government securities (“Fixed Income Securities” and collectively with Equity Securities, “Securities”). The Fund may invest in variable and fixed-rate Fixed Income Securities across the credit and maturity spectrum including “junk bonds” which are Fixed Income Securities that are not rated in the top four rating categories of a nationally recognized statistical rating organization (“Investment Grade Securities”) or are unrated and not deemed to be of comparable quality to Investment Grade Securities by the Adviser or Sub-Adviser, as applicable. While the percentage of the Fund’s total assets invested in Fixed Income Securities is expected to fluctuate, generally, such investments will not be less than 50% of total assets.

Alternative Investment Strategies and Long-Only Investing. Alternative investment strategies are investment strategies that are not intended to correlate with the performance of the general equity and bond markets. The alternative investment strategies that the Adviser and the Sub-Advisers principally employ to manage the Fund’s portfolio are described in the following table. The alternative strategies included in the table are organized alphabetically and the order in which they are presented is not representative of the allocation of Fund assets to any one strategy.

Alternative Investment Strategies.

Event Driven Strategy	Seeks to capitalize on the effect of events on the value of Equity and/or Fixed Income Securities by purchasing those securities whose value is expected to increase due to an anticipated event. Securities subject to this strategy may include Equity and Fixed Income Securities of distressed companies (e.g., companies whose Securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.
Structured Credit Strategy	Involves the purchase of residential and commercial mortgage-backed securities, corporate debt obligations, loan participations, and CLOs (collectively, “Structured Credit Securities”) that the Adviser or Sub-Adviser believes are undervalued.
Tactical Trading Strategy	Attempts to capitalize on increases in the values of Equity and/or Fixed Income Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

Fundamental Long-Only Strategy. In addition to the alternative investment strategies discussed above, the Adviser and the Sub-Advisers may employ a fundamental long-only strategy involving the purchase of Equity and Fixed Income Securities that the Adviser or a Sub-Adviser believes are undervalued based on traditional fundamental analysis. Traditional fundamental analysis includes the assessment of market-based factors such as the condition of the overall economy and industry-related economic data as well as issuer-specific factors such as financial condition, management and product/service offerings. Pursuant to this strategy, the Adviser or a Sub-Adviser may also invest Fund assets in U.S. Treasury securities or maintain a portion of Fund assets in cash to hedge/provide protection against a decline in the value of equity securities and/or the credit risk associated with fixed income securities held in the Fund’s portfolio.

Pooled Investment Vehicles. The Adviser and a Sub-Adviser may implement the alternative investment strategies described above by investing the Fund’s assets in the common securities of exchange-traded closed-end funds and exchange-traded funds (each an “ETF”) registered under the 1940 Act and the common securities issued by hedge funds, private investment funds exempt from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) (each a “Private Fund”).

Illiquid Securities. The Fund limits its investment in illiquid securities to 15% of the Fund’s net assets. The Fund intends to treat the CLOs, loan participations and Private Funds in which it invests as illiquid for purposes of the Fund’s limitation on illiquid investments.

Investment Process. The Adviser determines the portion of the Fund’s assets to be allocated to itself and each Sub-Adviser for investment (the “Allocated Assets”). To identify investments for Allocated Assets, the Adviser looks for long-term return potential over a full market cycle similar to that of the S&P 500 Index. A full market cycle is a peak-to peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak. The Adviser also searches for Equity and/or Fixed Income Securities with current income potential of greater than 2-3% for equity-focused strategies and greater than 6% for other strategies, lower volatility as compared to equity and fixed income markets and liquidity.

In selecting Sub-Advisers and their percentage of Allocated Assets, the Adviser considers the investment strategies employed by each Sub-Adviser, including any regional, sector or style focus, the securities utilized to implement these strategies and the correlation of the performance and the investment risks of these strategies and underlying holdings with those of Allocated Assets managed by the Adviser and other Sub-Advisers. The effect of existing and developing market, economic and/or financial trends on the success of a Sub-Adviser’s investment strategies will also be evaluated in determining whether to employ a particular Sub-Adviser and the percentage of Allocated Assets to delegate to that Sub-Adviser.

The Adviser retains responsibility for the Fund’s overall composition and may require a Sub-Adviser to reduce or limit certain investments to create the desired composition of the Fund’s portfolio. Until Fund assets increase, the Adviser intends to manage all or a substantial portion of the Fund’s assets and may not allocate any or only a limited portion of the Fund’s assets for management to the initial Sub-Adviser, Semper Capital Management, LP. There is no fixed or minimum allocation to any Sub-Adviser. In the future, the Adviser may add Sub-Advisers subject to any applicable shareholder approval requirements.

Principal Investment Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by any government agency. The Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issues (See also “Foreign Security Risk” below). These risks may adversely affect the value of ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

BDC Risk. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on fixed income securities issued and non-payment of dividends on any preferred and common stock issued. Investments in Portfolio Companies typically have limited liquidity and a BDC may not be able to liquidate investments in Portfolio Companies at their perceived value and may not be able to reduce exposure to such investments during adverse market or economic conditions. A BDC may use leverage (e.g. borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest charges exceed investment income. BDCs are permitted to use a higher level of leverage than a registered investment company, typically have high management fees, including incentive fees that registered investment companies are not permitted to impose. The Fund has no control over the investments made by these investment companies and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or an active market may not develop for their shares.

See also “Fee Layering Risk” below.

Collateralized Loan Obligation Risk. A CLO is an asset-backed security and an investor bears the investment risks associated with Fixed Income Securities and asset-backed securities. See “Fixed Income Security Risk” and “Mortgage-backed and Asset-backed Securities Risk” below. The Fund classifies CLOs as an illiquid investment, may have difficulty valuing such securities and, as a result cause the Fund’s net asset value to fluctuate significantly, and may lose money if it cannot sell such securities when it chooses to do.

Equity Security Risk. The value of Equity Securities is influenced by a number of factors which may relate directly to the issuer of the Equity Securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the Equity Securities in a liquidation or bankruptcy.

Fee Layering Risk. When the Fund invests in a BDC, MLP, Private Fund, another registered investment company or REIT, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by that entity. Therefore, the Fund will incur additional expenses which may be duplicative of the Fund’s own operational expenses. As a result, the Fund’s investments in these entities may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or than if it invested directly in the securities held by these entities.

Fixed Income Security Risk. Generally, Fixed Income Securities are subject to the following investment risks:

Call Risk. Some Fixed Income Securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the Fund’s “callable” issues may be more volatile.

Credit Risk. The value of Fixed Income Securities change in response to changes in the credit ratings of those securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. Investments in fixed income securities issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the Fixed Income Securities.

Prepayment/Extension Risk. Issuers may experience acceleration in prepayments of mortgage loans or other receivables backing the issuers’ Fixed Income Securities when interest rates decline, which can shorten the maturity of the security, force investors to acquire Fixed Income Securities with lower interest rates, and reduce return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a Fixed Income Security and causing the value of the security to decline.

Variable Rate Securities. The interest income generated by variable rate Fixed Income Securities will decline as interest rates decline and the security’s benchmark interest rate may not change as quickly as interest rates fluctuate causing the interest payments to be less than anticipated as interest rates rise. A secondary market may not exist for variable rate securities and such securities and an investor may not be able to sell such securities upon default of the issuer.

Foreign Security Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

Investment Company Risk. The 1940 Act, and the Internal Revenue Code of 1986, as amended (the “IRC”), impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Fund from qualifying as registered investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

In addition, the Fund will be affected by losses incurred by these investment companies and the level of risk arising from the investment practices of the investment companies (such as the use of leverage). The Fund has no control over the investments made by these investment companies. See also “Fee Layering Risk” above.

Exchange-traded closed-end funds and ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or an active market may not develop for their shares.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Loan Participation Risk. The purchaser of a loan participation assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of the loan, the

Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. The Fund classifies loan participations as an illiquid investment, may have difficulty valuing such securities and, as a result cause the Fund’s net asset value to fluctuate significantly, and may lose money if it cannot sell such securities when it chooses to do. See also, “Fixed Income Security Risk” above.

Management Risk. The performance of the Fund depends on the Adviser’s success in selecting investments on behalf of the Fund and the Adviser’s ability to successfully allocate and reallocate Fund assets amongst itself and each Sub-Adviser and the investment decisions of each Sub-Adviser. Investment decisions of the Adviser and each Sub-Adviser are made independently of each other so that, at any particular time, the Adviser or a Sub-Adviser may be purchasing an investment that is being sold at the same time by the other. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Prior to rendering investment management services to the Fund, the Adviser did not, and certain Sub-Advisers may not have, managed, any mutual funds, which are investment companies registered under the 1940 Act. The Adviser does not, and certain Sub-Advisers may not, have experience managing assets of a regulated investment vehicle such as the Fund. The 1940 Act and the IRC, impose numerous investment constraints on the operations of registered investment companies that do not apply to the other types of investment accounts managed by the Adviser or a Sub-Adviser. The Adviser’s lack of experience (or a Sub-Adviser’s potential lack of experience) in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value.

Medium/Small Company Risk. Smaller companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are young and have a limited track record. Their securities may also be less liquid and more volatile and investors may have greater difficulty buying or selling these securities at an acceptable price, especially in periods of market volatility.

MLP Risk. MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP interests have limited control and voting rights on matters affecting the partnership and are exposed, under certain circumstances, to a possibility of liability for all of the obligations of that MLP. Holders of MLP interests are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of an investor’s investment in an MLP will depend in part on the MLP’s treatment as a partnership for U.S. federal income tax purposes. MLP interests may not be as liquid as other more commonly traded equity securities and have relatively high distribution rates compared to corporate securities. The characterization of these distributions as either long-term capital gains or as some other type of return may not be ascertainable until the end of a taxable year and may complicate the calculation of the Fund’s and its shareholders’ taxes. See also “Fee Laying Risk” above.

Mortgage-backed and Asset-backed Securities Risk. Guarantees of mortgage-backed securities relate to the principal and interest payments and not the market value of such securities. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on mortgage-backed securities will result in an unforeseen loss of interest income to investors as investors as they may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. See also “Fixed Income Security Risk” above.

The value of asset-backed securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

Non-Diversification Risk. The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. The Adviser and the Sub-Advisers may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Non-Investment Grade Securities Risk. Non-Investment Grade Securities or “Junk Bonds” are generally subject to greater market, credit and liquidity risks than Investment Grade Securities and are considered speculative with respect to the issuer’s ability to make principal and interest payments. The prices of Junk Bonds may fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

Private Fund Risk. The Fund, as an investor in a Private Fund, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. See, “Investment Company Risk”above. The following additional risks are relevant to the Fund’s investments in Private Funds:

Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Private Fund. A Private Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.

Investment Risk. The Fund will be affected by losses incurred by these Private Funds and the level of risk arising from their investment policies. The Fund has no control over the investments made by Private Funds.

Liquidity Risk. The Fund’s interests in Private Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Private Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser or Sub-Adviser may be able to negotiate on behalf of the Fund).

Transparency Risk. Private Funds typically provide limited portfolio information. This may result in a Private Fund using investment strategies that are not fully disclosed to the Adviser or Sub-Adviser. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Private Fund as changes to the Private Fund strategies and investments evolve over time.

Valuation Risk. Market quotations for Private Funds are not readily available and, therefore, the value of the Fund’s investment in a Private Fund will be valued at fair value pursuant to procedures approved by the Board. Given the subjectivity inherent in fair valuation and the limited portfolio information typically available from a Private Fund, the price at which the Fund values its interest in the Fund may differ from any periodic valuation of the Fund’s interest provided by the Private Fund and the price at which the Fund ultimately sells its interest in the Private Fund.

See also “Fee Layering Risk” above.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT Risk. REITs are subject to the risks generally associated with real estate investments, such as: (1) fluctuations in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds or other limits on obtaining capital; (4) changes in interest rates; (5) environmental problems; (6) overbuilding; (7) extended vacancies of properties; (8) increases in property taxes; and (9) changes in zoning laws and regulations. REITs are also subject to the risks related to their structure and focus such as dependency upon management and heavy cash flow, and limited diversification (e.g., focus on certain types of real estate such as apartment buildings or real estate located in certain areas). These reasons may cause REITs to be less liquid and more volatile than other exchange-traded securities. See also “Fee Layering Risk” above.

Sector Risk. Although the Fund will not concentrate its portfolio in any particular industry or group of industries, the Adviser or a Sub-Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s or Sub-Adviser’s determination and the security’s price may not rise to what the Adviser or Sub-Adviser believes is its full fair value. The security may even decrease in value.

Performance

Annual return information will be incorporated once the Fund has operated for a full calendar year. This performance will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Visit www.preserverfunds.com for current performance information.

Portfolio Management

The Fund’s Adviser is PreserverPartners, LLC. Dr. Floyd Tyler, CFA, is the President and Chief Investment Officer of the Adviser and Portfolio Manager for the Adviser.

Dr. Tyler is also the Fund’s Portfolio Manager and is responsible for the day-to day management of the Fund. Dr. Tyler has managed the Fund’s portfolio since November, 2015. Dr. Tyler founded the Adviser in 2009 and has served as President and Chief Investment Officer of the Adviser since that date.

In Dr. Tyler’s absence, Dana Pointer, Controller and Chief Compliance Officer for Preserver since February 2010, is vested with the authority to manage the Fund’s assets.

Semper Capital Management, LP serves as a Sub-Adviser.

Until Fund assets increase, the Adviser intends to manage all or a substantial portion of the Fund’s assets and may not allocate any or only a limited portion of the Fund’s assets for management to the initial Sub-Adviser, Semper Capital Management, LP. There is no fixed or minimum allocation to any Sub-Adviser. In the future, the Adviser may add Sub-Advisers subject to any applicable shareholder approval requirements.

The Adviser and the Trust, on behalf of the Fund, expect to apply for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) to permit the Adviser, with the approval of the Board, to appoint new Sub-Advisers and to enter into and approve material amendments to Sub-Advisory Agreements without obtaining shareholder approval. Until such relief is granted, the appointment of new Sub-Advisers and material amendments to any sub-investment advisory agreements shall be subject to the applicable shareholder approval requirements set forth in the 1940 Act.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Institutional Shares - $100,000 for all account types Retail Shares - $2,000 for all account types	By Mail:	Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206

Minimum Subsequent Investment	By Phone:	(844) 838-2119
Institutional Shares - $ 5,000 for all account types Retail Shares - $500 for all account types

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES

Overview of Fund

Investment Objective

•    Current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

•    Objective may be changed immediately upon notice to shareholders without shareholder approval.

Principal Investment Strategies	• Alternative Investment Strategies. Utilizes the following alternative investment strategies employed by the Adviser and each Sub-Adviser:

	Event Driven Strategy	Seeks to capitalize on the effect of events on the value of Equity and/or Fixed Income Securities by purchasing those securities whose value is expected to increase due to an anticipated event. Securities subject to this strategy may include Equity and Fixed Income Securities of distressed companies (e.g., companies whose securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.

	Structured Credit Strategy	Involves the purchase of Structured Credit Securities that the Adviser or Sub-Adviser believes are undervalued.

	Tactical Trading Strategy	Seeks to capitalize on increases in the values of Equity and/or Fixed Income Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

•    Fundamental Long-Only Strategy. May, in addition to the above alternative investment strategies, utilize a long-only strategy to purchase Equity and Fixed Income Securities that the Adviser or a Sub-Adviser believes are undervalued based on traditional fundamental analysis that includes an assessment of market-based factors such as the condition of the overall economy and industry-related economic data as well as issuer-specific factors such as financial condition, management and product/service offerings. Pursuant to this strategy, the Adviser or a Sub-Adviser may also invest Fund assets in U.S. Treasury securities or maintain a portion of Fund assets in cash to hedge/provide protection against a decline in the value of equity securities and/or the credit risk associated with fixed income securities held in the Fund’s portfolio.

Principal Investments

•    Equity Securities. While the percentage of the Fund’s total assets invested in Equity Securities is expected to fluctuate, generally, such investments will not exceed 40% of total assets.

•    Fixed Income Securities. While the percentage of the Fund’s total assets invested in Fixed Income Securities is expected to fluctuate, generally, such investments will not be less than 50% of total assets.

•    Private Funds.

Credit Quality Limitations (Fixed Income Securities)	• None.

Market Capitalization Limitations (Equity Securities)	• None.

Maturity Limitations (Fixed Income Securities)	• None.

Illiquid Securities

•    Limited to 15% of the Fund’s net assets.

•    Interests in CLOs, loan participations and Private Funds are considered illiquid investments for purposes of the Fund’s limitation on illiquid investments.

•    Investments in a Private Fund are limited to less than 5% of that Private Fund’s outstanding voting securities.

Description of Principal Investments

The following table describes the types of assets in which the Fund principally invests:

Security Type	Description
ADR	An ADR is a receipt typically issued by a U.S. bank or trust company and evidences the right to receive securities of foreign issuers deposited in that U.S. bank.

Asset-Backed Security	An asset-backed security is an interest in a pool of assets including commercial and consumer loans, or other receivables.

BDC	A BDC is an exchange-traded closed-end investment company that seeks capital appreciation and income by investing in smaller companies during their initial or growth stages of development.

Closed-end Fund	An exchange-traded closed-end fund is an investment company registered under the 1940 Act. A closed-end fund sells a fixed number of shares at one time (in an initial public offering), after which the shares typically trade on an exchange.

Common Stock	A common stock represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation.

Collateralized Mortgage Obligation	A collateralized mortgage obligation is a mortgage-backed security that represents an interest in an entity that owns mortgages and receives mortgage repayments (called a pool). The mortgages serve as collateral, and are organized into classes based on their risk profile. Income received from the mortgages is passed to investors based on a predetermined set of rules, and investors receive money based on the specific slice of mortgages invested in (called a tranche).

Collateralized Loan Obligation

A CLO is a pool of commercial loans that are made by banks to businesses. The pool is managed by a collateral manager and is divided into various tranches for investment by third parties. The investment rewards and risks of each tranche vary based on the yields, maturities, seniority and credit quality of loans comprising the tranche.

Security Type	Description

Corporate Bond	A corporate bond is a fixed income security with a long-term maturity, usually 5 years or longer, issued by a corporation.

ETF	An ETF is an exchange-traded open-end investment company that may invest in a variety of assets including Equity and Fixed Income Securities.

Hedge Fund	A hedge fund is a type of pooled investment vehicle that is not registered under the 1940 Act and that utilizes various alternative investment strategies to implement its investment objective. A hedge fund is typically structured as a limited partnership or limited liability company. Because a hedge fund is not registered under the 1940 Act, interests therein are generally available for purchase only by those investors that satisfy specific financial criteria.

Loan Participation	A loan participation typically represents a direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

MLP	An MLP is an exchange-traded partnership that predominately operate, or directly or indirectly own, energy-related assets.

Mortgage-Backed Security	A mortgage-backed security is an interest in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. A commercial mortgage-backed security represents an interest in a pool of loans on commercial properties while a residential mortgage-backed security represents an interest in a pool of loans on residential properties.

Preferred Stock	A preferred stock represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt.

REIT	A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests.

U.S. Government Security	A U.S. Government Security is a security issued by the U.S. Treasury or a U.S. Government agency/instrumentality.

Investment Process

The Adviser determines the portion of the Fund’s assets to be allocated to itself and each Sub-Adviser for investment. In identifying investments for its Allocated Assets, the Adviser looks for long-term return potential over a full market cycle similar to that of the S&P 500 Index. A full market cycle is a peak-to peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak. The Adviser also searches for Equity and/or Fixed Income Securities with current income potential of greater than 2-3% for equity-focused strategies and greater than 6% for other strategies, lower volatility as compared to equity and fixed income markets and liquidity. In selecting Sub-Advisers and their percentage of Allocated Assets, the Adviser considers the alternative investment strategies employed by each Sub-Adviser, including any regional, sector or style focus, the securities utilized to implement these strategies and the correlation of the performance and the investment risks of these strategies and underlying holdings with those of Allocated Assets managed by the Adviser and other Sub-Advisers. The effect of existing and developing market, economic and/or financial trends on the success of a Sub-Adviser’s investments strategies will also be evaluated in determining whether to employ a particular Sub-Adviser and the percentage of Allocated Assets to delegate to that Sub-Adviser.

The Adviser retains responsibility for the Fund’s overall composition and may require a Sub-Adviser to reduce or limit certain investments to create the desired composition of the Fund’s portfolio. Until Fund assets increase, the Adviser intends to manage all or a substantial portion of the Fund’s assets and may not allocate any or only a limited portion of the Fund’s assets for management to the initial Sub-Adviser, Semper Capital Management, LP. There is no fixed or minimum allocation to any Sub-Adviser. In the future, the Adviser may add Sub-Advisers subject to any applicable shareholder approval requirements.

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by any government agency. The Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. In addition, investing in the Fund may be subject to the following principal risks.

ADR Risk

Investments in ADRs are subject to many of the same risks that are associated with direct investments in the securities of foreign companies. See also “Foreign Security Risk” below. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars and trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities. Holders of unsponsored depository receipts generally bear all the costs of such facility including fees for the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. Sponsored depository receipt facilities enter into a deposit agreement with the applicable issuer that sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

BDC Risk

A BDC may invest in the equity and debt securities of Portfolio Companies. Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on debt securities issued and non-payment of dividends on any preferred and common stock issued. Portfolio Companies may also not be able to secure required financing thus potentially limiting the growth and success of these companies. Investments in Portfolio Companies typically have limited liquidity and a BDC may not be able to liquidate investments in Portfolio Companies at their perceived value and may not be able to reduce its exposure to such investments during adverse market or economic conditions. A BDC also may not be able to make investments in Portfolio Companies pursuant to reasonable terms due to the competitive market environment in which such companies operate. A BDC may use leverage (e.g. borrowing and the issuance of debt and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest payments exceed investment income. A BDC may also not be able to make desired investments in Portfolio Companies if credit is not available due to, among other things, disruptions in the credit markets, thus limiting the growth and success of the BDC. BDCs are permitted to use a higher level of leverage than a registered investment company, typically have high management fees, including incentive fees that registered investment companies are not permitted to impose. The Fund has no control over the investments made by these investment companies. See also “Fee Layering Risk” below.

Collateralized Loan Obligation Risk

A CLO is an asset-backed security and an investor bears the investment risks associated with Fixed Income Securities and asset-backed securities. See “Fixed Income Security Risk” and “Mortgage-backed and Asset-backed Securities Risk” below. The Fund classifies CLOs as an illiquid investment, may have difficulty valuing such securities and, as a result cause the Fund’s net asset value to fluctuate significantly, and may lose money if it cannot sell such securities when it chooses to do.

Equity Security Risk

The value of Equity Securities is influenced by a number of factors which may relate directly to the issuer of the Equity Securities such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of Equity Securities may also be affected by broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Fee Layering Risk

When the Fund invests in a BDC, MLP, Private Fund, another registered investment company or REIT, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by that entity. Therefore, the Fund will incur additional expenses may be duplicative of the Fund’s own operational expenses. As a result, the Fund’s investments in these entities may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or than if it invested directly in the securities held by these entities.

Fixed Income Security Risk

Generally, a Fixed Income Security is subject to the following investment risks:

Call Risk. Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have invest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the Fund’s “callable” issues may be more volatile.

Credit Risk. The value of the Fund may change in response to the credit ratings of that Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a Fixed Income Security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a Fixed Income Security if the issuer defaults. Investments in Fixed Income Securities issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Interest Rate Risk. The value of the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the Fixed Income Securities. The longer the duration of a Fixed Income Security, the more its value typically falls in response to an increase in interest rates.

Prepayment/Extension Risk. The Fund may be forced to invest in Fixed Income Securities with lower yields thus reducing its income if issuers prepay certain Fixed Income Securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a Fixed Income Security and causing the value of the security to decline. The Fund may be exposed to greater pre-payment/extension risk because the Fund may invest in mortgage-backed and asset-backed securities. See, “Mortgage-backed and Asset-backed Security Risk” below.

Variable Rate Securities. The interest income generated by variable rate Fixed Income Securities typically will decline as interest rates decline and the security’s benchmark interest rate may not change as quickly as interest rates fluctuate causing the interest payments to be less than anticipated as interest rates rise. A secondary market may not exist for variable rate securities and such securities and an investor may not be able to sell such securities upon default of the issuer.

Foreign Security Risk

Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. There may also be less governmental supervision of foreign issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies.

Investment Company Risk

The 1940 Act and the IRC impose numerous constraints on the operations of registered investment companies, like the Fund. For example, the 1940 Act limits the amount of Fund assets that can be invested in other investment companies (registered and unregistered) and the amount of leverage that can be utilized. These restrictions may prohibit the Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for registered investment company tax treatment under subchapter M of the RIC (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), the Fund must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent the Fund from qualifying as registered investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

The Fund will be affected by losses incurred by these investment companies and the level of risk arising from the investment practices of the investment companies (such as the use of leverage). The Fund has no control over the investments made by these investment companies. Exchange-traded closed-end funds and ETFs are subject to the following additional risks: (1) their shares may trade at a market price that is above or below their net asset value (2) an active trading market for their shares may not develop or be maintained; (3) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. See also “Fee Layering Risk” above.

Large Company Risk

Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Loan Participation Risk

The purchaser of a loan participation assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of the loan, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. See also, “Fixed Income Security Risk” above.

Management Risk

The performance of the Fund depends on the Adviser’s success in selecting investments on behalf of the Fund and the Adviser’s ability to successfully allocate and reallocate Fund assets amongst itself and each Sub-Adviser and the investment decisions of the Sub-Adviser. Investment decisions of the Adviser and each Sub-Adviser are made independently of each other so that, at any particular time, the Adviser or a Sub-Adviser may be purchasing an investment that is being sold at the same time by the other. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Prior to rendering investment services to the Fund, the Adviser did not and certain Sub-Advisers may not have, managed any mutual funds, which are investment companies registered under the 1940 Act. The Adviser does not, and certain Sub-Advisers may not have experience managing assets of a regulated investment vehicle such as the Fund. The 1940 Act and the IRC impose numerous investment constraints on the operations of registered investment companies that do not apply to the other types of investment accounts managed by the Adviser (See “Investment Company Risk,” above). The Adviser’s and a Sub-Adviser’s potential lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

Market Risk

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. Because the Fund seeks to produce above average equity yield, the Fund may be more interest rate sensitive than the general market and short-term, above average interest rate increases will likely more adversely affect the Fund’s investments than the general stock market. The Fund’s net asset value may decline as a result of this risk.

Medium/Small Company Risk

Smaller companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

MLP Risk

MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLPs interest have limited control and voting rights on matters affecting the partnership. Holders of MLPs are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP interests to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of an investor’s investment in an MLP will depend in part on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by an investor generally would be taxed as dividend income. As a result, there could be a material reduction in amount of distributions received by an investor from its MLP interests. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. In addition, MLPs have relatively high distribution rates compared to corporate securities. The characterization of these distributions as either long-term capital gains or as some other type of return may not be ascertainable until the end of a taxable year and may complicate the calculation of the Fund’s and its’ shareholders’ taxes.

See also “Fee Layering Risk” above.

Mortgage-backed Security Risk

Guarantees of mortgage-backed securities relate to the principal and interest payments and not the market value of such securities. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on mortgage-backed securities will result in an unforeseen loss of interest income to investors as they may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. See also, “Fixed Income Security Risk” above.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. The Adviser and the Sub-Advisers may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Non-Investment Grade Security Risk

Non-Investment Grade Securities or “Junk Bonds” are generally subject to greater market, credit and liquidity risks than Investment Grade Securities and are considered speculative with respect to the issuer’s ability to make principal and interest payments. The prices of Junk Bonds may fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

Private Fund Risk

Private Funds are not registered as investment companies under the 1940 Act. Accordingly, the Fund, as an investor in Private Funds will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies (See, “Investment Company Risk,” above). The following additional risks are relevant to the Fund’s investments in Private Funds:

Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Private Fund. A Private Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. A Private Fund may also fail to pursue its investment objective and strategies,

Investment Risk. The Fund will be affected by losses incurred by these Private Funds and the level of risk arising from their investment policies. The Fund has no control over the investments made by Private Funds.

Liquidity Risk. The Fund’s interests in Private Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in the governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund). Certain Private Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investors or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals.

Transparency Risk. Private Funds typically provide limited portfolio information. This may result in a Private Fund using investment strategies that are not fully disclosed to the Adviser or Sub-Adviser. For example, if two or more Private Funds invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser or Sub-Adviser having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Private Fund as changes to the Private Fund strategies and investments evolve over time.

Valuation Risk. Market quotations for Private Funds are not readily available and, therefore, the value of the Fund’s investment in a Private Fund will be valued at fair value pursuant to procedures approved by the Board. Given the subjectivity inherent in fair valuation and the limited portfolio information typically available from a Private Fund, the price at which the Fund values its interest in the Fund may differ from any periodic valuation of the Fund’s interest provided by the Private Fund and the price at which the Fund ultimately sells its interest in the Private Fund.

See also “Fee Laying Risk” above.

Regulatory Risk

Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT Risk

REITs are subject to the risks generally associated with real estate investments such as: (1) fluctuations in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds or other limits on obtaining capital; (4) changes in interest rates; (5) environmental problems; (6) overbuilding; (7) extended vacancies of properties; (8) increases in property taxes; and (9) changes in zoning laws and regulations. In addition, REITs are subject to certain other risks specific to their structure and focus: (a) dependency upon management and heavy cash flow; (b) limited diversification of investments (e.g., focus on certain types of real estate such as apartment buildings or real estate located in a specific area; (c) the potential inability to effectively locate and manage financing for projects; (d) possible default by borrowers; (e) the costs and potential losses of self-liquidation of one or more holdings; (f) the possibility of failing to maintain exemptions from securities registration; and (g) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

See also “Fee Layering Risk” above.

Sector Risk

Although the Adviser will not concentrate the Fund’s investment in any particular industry or group of industries, the Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Value Investing Risk

The determination that a security is undervalued is subjective. Investments in “value” securities may never reach what the Adviser believes are their full fair market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors, decrease in value, and underperform growth stocks during given periods.

Before you invest, we encourage you to carefully read the Fund profiles included in this Prospectus and consider whether the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your investment professional can provide you with valuable assistance in making this decision.

ACCOUNT INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserve the right to close your account without notice and return your investment to you at the net asset value (“NAV”) determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

How to Buy Shares

Requests to purchase shares are processed at the NAV of the Fund class next calculated after we receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents and payment.

Classes of Shares. The Fund currently offers two share classes: Institutional Shares and Retail Shares. Each class of the Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in the Fund’s Summary Section – Fees and Expenses of the Fund. While Institutional Shares require a larger initial investment, they have lower annual expenses than Retail Shares because there are no 12b-1 fees, and thus will cost you less over time.

Institutional Shares. Institutional Shares are available for purchase for a minimum initial investment of $100,000. The minimum subsequent investment is $5,000 ($100 for automatic investment plan contributions). Institutional Shares are not subject to any 12b-1 fees.

Retail Shares. Retail Shares are available for purchase for a minimum initial investment of $2,000. The minimum subsequent investment is $500 ($100 for automatic investment contributions). 12b-1 fees are equal to 0.25% of the class’ average annual daily net assets.

Both Institutional Shares and Retail Shares can be purchased directly through the distributor or other Financial Institutions, which may charge transaction fees with respect to your purchase. The Fund reserves the right to change the above eligibility criteria. For either share class, the Adviser may waive the minimum investment amounts at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a Financial Intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other Financial Intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the Financial Intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase.

By Mail. Your initial purchase request must include:

•	a completed and signed investment application form;

•	a personal check with name pre-printed (in the applicable minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire. You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (855) 261-0104 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. Any delays, which may occur in wiring money, including delays that may occur in processing by banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

A purchase will not be considered made until the corresponding check or wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV next determined after the purchase order is received in proper form.

Additional Investments. You may purchase additional shares of the Fund class at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	Your name;

•	The name on your account(s);

•	Your account number(s);

•	A wire or a check (in the applicable minimum amount) made payable to the Fund.

Checks should be sent to the Fund applicable at the address listed under the heading “Initial Purchase — By Mail” above. To send a bank wire, call Shareholder Services at (844) 838-2119 to obtain instructions.

Automatic Investment Plan. You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans. Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (844) 838-2119 for the procedure to open an IRA or SEP plan directly with the Fund, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (844) 838-2119. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Distribution Plan. The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund’s Retail Shares to pay distribution fees for the sale and distribution of its shares and for shareholder services provided to shareholders of the Fund’s Retail Shares (the “12b-1 Plan”). The 12b-1 Plan allows the Fund’s Retail Shares to pay annual 12b-1 expenses of 0.25%. Over time, 12b-1 fees will increase the cost of your investment in the Fund’s Retail Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Retail Shares on an on-going basis.

Other Purchase Information. The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

Requests to sell shares are processed at the NAV of the Fund class next calculated (minus any applicable redemption fee) after we or an authorized broker-dealer or other financial institution has receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents, payment and any applicable signature guarantees.

You may receive redemption payments in the form of a check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund class’ name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Your request must also be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (844) 838-2119 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (844) 838-2119. You must first complete the optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. Neither Fund, the transfer agent, nor the custodian are liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Policy on Market Timing. The Fund discourages market timing and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. Huntington Asset Services, Inc., the Fund’s transfer agent, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then the Adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

The Board also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds redeemed within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60 calendar day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders. If you invest in the Fund through a Financial Intermediary, the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. Omnibus accounts that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirements plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Advisor, due to change in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through Financial Intermediaries. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. No Fund has entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information. If you are not certain of the requirements for a redemption, please call Shareholder Services at (844) 838-2119. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the redemption proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 in Retail Shares or $100,000 in Institutional Class due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Purchasing and Selling through Financial Intermediaries

General. If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to Financial Intermediaries for such services.

Compensation of Financial Intermediaries by Adviser. To the extent that the Adviser pays a fee, sometimes referred to as “revenue sharing,” to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. The Adviser may pay for the opportunity to distribute the Fund through a Financial Intermediary’s system. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

Purchase of Securities of Financial Intermediaries. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV for the applicable class. The NAV of the Fund class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV of the Fund class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund or an authorized person or designee accepts your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a security, the security will be valued at a fair value, pursuant to procedures approved by the Board. Under the procedures adopted by the Board, the Board may delegate fair value determinations to the Adviser or third-party pricing services, subject to the supervision of the Board. When pricing securities using the fair value procedures established by the Board, the Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) monitors and evaluates the appropriateness of its fair value methodologies.

Foreign securities are valued in the same manner as described above. The Fund’s foreign securities generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a foreign security, the security will be valued at a fair value, pursuant to procedures approved by the Board and as described in greater detail above.

To the extent the Fund invests in other mutual funds, the Fund class’ NAV is calculated based, in part, upon the NAVs of such mutual funds; the Prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs. Any fixed income securities with remaining maturities of 60 days or less (e.g. money market securities) may be valued at amortized cost.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes to its shareholders, as dividends, substantially all of its net investment income and realized net capital gains. The Fund expects that its distributions will consist primarily of income and/or realized net capital gains. The Fund may also distribute return of capital received from entities in which it invests. Return of capital is a distribution that is in excess of the current and accumulated net income of an entity. Typically, the return of capital distributed to the Fund by these entities is paid in cash and results from depreciation taken on assets owned by such entities.

The Fund’s distributions, including any distributions of return of capital, are automatically reinvested in the Fund class in which you are invested unless you request cash distributions on your application or through a written request to that Fund.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund class in which you invest. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund class at the current day’s NAV for that Fund class. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions and exchanges) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders, as described in the chart below.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts. The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $400,000 (individual filers) or $450,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income tax rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $400,000 (individual filers) or $450,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions and exchanges) owned more than one year	Gains are generally taxed at a maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $400,000 (individual filers) or $450,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates. Losses are subject to special rules concerning the use of long-term capital losses.

Type of Transaction	Tax Status
Sales of shares (including redemptions and exchanges) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers whose modified adjusted gross income exceeds $200,000 (individual filers) or $250,000 (married filing jointly). Net investment income includes dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and qualified foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that will not qualify for the reduced tax rate. The portion of the taxable dividends the Fund pays and that are attributable to dividends received from any REIT in which it invests may be subject to the 35% ordinary income tax rate because most REIT distributions are attributable to mortgage income and rent and therefore will not qualify for the reduced rate attributed to qualified dividend income.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. As of January 1, 2012, federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Return of Capital. A portion of the periodic returns distributed to the Fund by entities in which it invests may be attributable to return of capital. The Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of the Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to the Fund by an entity in which it invests or by the Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

The Adviser and Sub-Advisers

Preserver Partners, LLC, Inc., 8700 Trail Lake Drive West, Suite 105, Memphis, Tennessee 38125, serves as investment adviser to the Fund. Founded in 2009, the Adviser is a registered investment adviser that manages private investment funds for public and corporate pension funds, foundations and individual investors. As of September 30, 2015, the Adviser had over $35 million in assets under management.

Subject to Board supervision, the Adviser is responsible for providing general investment advice and guidance to the Fund. With respect to its Allocated Assets, the Adviser also provides trading, proxy voting, record-keeping and other administrative services for the Fund.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.75% of the Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain operating expenses of the Fund, but only to the extent necessary so that total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; expenses incurred under a Rule 12b-1 plan of distribution; any indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses) of the Fund do not exceed 1.75% of their respective average daily net assets. The contractual agreement is in effect through December 29, 2017.

Subject to the Board and the Adviser’s supervision, the Adviser may retain Sub-Advisers to manage all or a portion of the Fund’s assets. Until Fund assets increase, the Adviser intends to manage all or a substantial portion of the Fund’s assets and may not allocate any or only a limited portion of the Fund’s assets for management to the initial Sub-Adviser, Semper Capital Management, LP. There is no fixed or minimum allocation to any Sub-Adviser. In the future, the Adviser may add Sub-Advisers subject to any applicable shareholder approval requirements.

Semper Capital Management, LP, 52 Vanderbilt Avenue, 4th Floor, New York, New York 10017-3851 has been in business as an SEC registered investment adviser registered since 1992 and provides institutional, including private and registered funds, and high net worth investors access to multiple mortgage-centric investment platforms ranging from private absolute to public index-based strategies. The Adviser, not the Fund, pays the Sub-Adviser for its investment management services rendered to the Fund. As of September 30, 2015, the Sub-Adviser had over $1 billion in assets under management.

The Adviser and the Trust, on behalf of the Fund, expect to apply for exemptive from the SEC to permit the Adviser, with the approval of the Board, to appoint new Sub-Advisers and to enter into and approve material amendments to Sub-Advisory Agreements without obtaining shareholder approval. Until such relief is granted, the appointment of new Sub-Advisers and material amendments to Sub-Advisory Agreements shall be subject to the applicable shareholder approval requirements set forth in the 1940 Act.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser on behalf of the Fund and the sub-investment advisory agreement with the Sub-Adviser will be included in the Fund’s semi-annual report to shareholders for the semi-annual fiscal period ended February 29, 2016.

Portfolio Manager

Dr. Floyd Tyler, CFA, President and Chief Investment Officer of the Adviser and Portfolio Manager for the Adviser and the Fund, is responsible for the day-to day management of the Fund. He has managed the Fund’s portfolio since November, 2015. Dr. Tyler founded the Adviser in 2009 and has served as President and Chief Investment Officer of the Adviser since that date. He has served as the Portfolio Manager for all of the Adviser’s private investments funds. Dr. Tyler is responsible for overseeing the Fund’s sub-investment advisory relationships, Sub-Adviser appointments and allocations, and manages the Adviser’s Allocated Assets. Dr. Tyler received his Bachelor of Business Administration in Economics from the University of Tennessee in 1989, his Master of Science from Carnegie Mellon University in 1991, and his Ph.D. in Finance from The Florida State University.

In Dr. Tyler’s absence, Dana Pointer, Controller and Chief Compliance Officer for Preserver since February 2010, is vested with the authority to manage the Fund’s assets, including overseeing the Fund’s sub-investment advisory relationships, Sub-Adviser appointments and allocations, and managing the Adviser’s Allocated Assets. Ms. Pointer received her Bachelor of Business Administration in Accounting from The University of Tennessee in 1994.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio management team including compensation, other accounts managed, and ownership of Fund securities.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, there are no financial highlights available at this time.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of the report dates. The reports include a discussion by management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains additional information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet:	Download these documents from the Fund’s Internet site at: www.preserverpartnersfunds.com

By Telephone:	Call Shareholder Services at (844) 838-2119

By Mail:	Send a written request to: Preserver Alternative Opportunities Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Preserver Alternative Opportunities Fund

Investment Company Act No. 811-22895

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency